                                                       [ADVANTUS LOGO]

                                    Semi-Annual Report to Shareholders
                                  Advantus International Balanced Fund


                                                        March 31, 1997

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        16

STATEMENT OF OPERATIONS            17

STATEMENTS OF CHANGES IN
NET ASSETS                         18

NOTES TO FINANCIAL
STATEMENTS                         19

SHAREHOLDER SERVICES               26

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE
[PHOTO]
MARC JOSEPHS AND
NEIL DEVLIN
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, primarily outside the United
States. While Advantus Capital
Management, Inc. acts as investment
adviser for the Fund, Templeton
Investment Counsel, Inc. provides
investment advice to the Fund under a
subadvisory agreement.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus International Balanced Fund's performance for the six months ending March 31, 1997 (period from January 31, 1997, commencement of operations, to March 31, 1997 for Class B) is as follows:

Class A..........................  10.2 percent*
Class B..........................  1.1 percent*
Class C..........................  9.8 percent*

By comparison, the unmanaged Morgan Stanley Capital International ("MSCI") EAFE Index** returned .2 percent for the same period.

The Fund benefited from a 69 percent stock weighting, strong performance from the European equity markets and an underweighting in Japanese stocks. The Fund's lack of holdings in Japan was especially helpful, as Japan registered poor performance relative to other markets.

PORTFOLIO RECAP

The past six months have been a rewarding period for investors in the world's international stock markets. In Europe, all the major stock markets moved sharply higher: Spanish, Swedish, Dutch, Swiss, French and German markets posted gains in excess of 20 percent in local currency terms. Returns in dollar terms, however, were less spectacular, as the dollar strengthened against nearly all European currencies over uncertainty surrounding the European Monetary Union's proposed single currency. For example, Italian stocks rose nearly 13 percent in local terms, but climbed only 3 percent in dollar terms as the lira weakened relative to the U.S. dollar.

In Asia, the Japanese market tumbled 22 percent in dollar terms. The performance of other Asian markets was mixed, with disappointing results from Korea, Thailand and Singapore and solid returns from China and Indonesia. While the Hong Kong market rose to new highs during the six month period, it gave back much of its gains in March, amid concerns over rising interest rates, the death of Chinese leader Deng Xiaoping, and reversion to Chinese control later this year. Although the outcome of Hong Kong's return to Chinese rule remains uncertain, we believe this uncertainty has been more than reflected in stock prices.

The circumstance of overriding importance in the global bond markets over the last six months was the surprising strength of the U.S. economy and of the growing necessity for the Federal Reserve to tighten monetary policy. This environment led directly to a material rise in U.S. interest rates, a rise in the U.S. dollar against most foreign currencies, and to a more modest increase in most foreign interest rates.

One of the biggest surprises during the period was the degree to which European interest rates rose in response to the Federal Reserve action. With simultaneously lower inflation and growth, and nearly double the

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                                  MARCH 31, 1997
unemployment rate of the U.S., the European continent was not a place where higher interest rates were either desired or expected. Although interest rates may continue to rise over the balance of 1997, the higher European rates represent an opportunity for investors seeking good relative value on a global basis.

In response to the increased global bond and currency volatility, Templeton's bond managers decreased the Fund's fixed income risk posture during the period. This was accomplished through a more conservative duration position (3.1 years) and an increased net exposure to the U.S. dollar via hedges on the foreign currency portion of the Fund (41 percent of the bond portion of the fund is hedged back to U.S. dollars).

OUTLOOK

While we are optimistic in our outlook, today's relatively high market valuation levels make identifying investment bargains a particular challenge. Although no one can reliably predict the direction of the markets in the near-term, we are confident that our disciplined approach to identifying undervalued stocks and bonds will reward long-term investors.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge and Class B's maximum 5 percent contingent deferred sales charge.
**The EAFE Index is an unmanaged index of common stocks from European, Asian, and Far Eastern markets.

ADVANTUS INTERNATIONAL
BALANCED FUND
MARCH 31, 1997

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ADVANTUS INTERNATIONAL
                           BALANCED FUND, EAFE INDEX,
                J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for Class A and Class C of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 Class A and March 31, 1995 for Class C) through March 31, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS A    EAFE INDEX   J.P. MORGAN INDEX     CPI
9/16/94                          $10,000       $10,000            $10,000    $10,000
9/30/94                            9,324         9,845             10,094     10,054
9/30/95                           10,014        10,460             11,972     10,275
9/30/96                           11,089        11,399             12,605     10,584
3/31/97                           12,222        11,416             12,202     10,724
Average annual total return:
One year 10.4%
Since inception (9/16/94)
8.2%

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                                  MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS C    EAFE INDEX   J.P. MORGAN INDEX     CPI
3/1/95                           $10,000       $10,000            $10,000    $10,000
9/30/95                           11,026        11,175             11,198     10,146
9/30/96                           12,120        12,179             11,791     10,450
3/31/97                           13,311        12,197             11,413     10,589
Average annual total return:
One year 15.4%
Since inception (3/1/95)
14.7%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS INTERNATIONAL
BALANCED FUND
MARCH 31, 1997

FIVE LARGEST COMMON STOCK HOLDINGS

                                                             % OF
                                                            COMMON
                                               MARKET        STOCK
COMPANY                            SHARES      VALUE       PORTFOLIO
--------------------------------  --------   ----------   -----------
Deutsche Bank...................   17,950    $1,016,713          3.1%
Volvo...........................   37,000       992,079          3.1%
Regie Nationale Des Usines
  Renault.......................   34,053       860,324          2.7%
Pioneer International...........  248,995       857,398          2.6%
BTR PLC.........................  170,400       745,659          2.3%
                                             ----------          ---
                                             $4,472,173         13.8%
                                             ----------          ---
                                             ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                 MARKET      % OF BOND
COMPANY                                          VALUE       PORTFOLIO
---------------------------------------------  ----------   -----------
Canadian Government, 10.25%, 02/01/04........  $1,374,982         11.8%
Denmark Kingdom, 9.00%, 11/15/00.............   1,342,550         11.6%
Treuhandanstalt, 7.75%, 10/01/02.............   1,291,747         11.1%
United Kingdom, 9.75%, 08/27/02..............     812,329          7.0%
International Bank, 5.25%, 03/20/02..........     786,861          6.8%
                                               ----------          ---
                                               $5,608,469         48.3%
                                               ----------          ---
                                               ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Goods and Services         14.1%
Credit Sensitive                    30.3%
Intermediate Goods and
Services                            21.3%
Technology                           6.6%
Foreign Government Debt             19.7%
Cash and Other
Assets/Liabilities                   8.0%

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
COMMON STOCKS (65.9%)
  AUSTRALIA (2.3%)
    Banking (.5 %)
   20,853  National Australia Bank.............................................  $    263,980
    Building Materials and Components (1.8%)
  248,995  Pioneer International...............................................       857,398
    1,000  David Jones, Ltd....................................................         1,333
                                                                                 ------------
                                                                                    1,122,711
                                                                                 ------------
  AUSTRIA (1.0%)
    Electrical and Electronics (.5%)
    1,900  VA Technologie (e)..................................................       281,385
    Utilities - Gas and Electric (.5%)
    1,650  EVN Energie-Versorung...............................................       239,443
                                                                                 ------------
                                                                                      520,828
                                                                                 ------------
  BELGIUM (1.4%)
    Chemicals (1.4%)
      590  Solvay..............................................................       355,860
    4,300  Union Miniere NPV (b)...............................................       338,534
                                                                                 ------------
                                                                                      694,394
                                                                                 ------------
  BRAZIL (1.5%)
    Telecommunications (1.5%)
    7,100  Telecomunicacoes Brasileiras ADR....................................       726,863
                                                                                 ------------
  CANADA (1.6%)
    Banking (.9%)
   20,000  Canadian Imperial Bank of Commerce..................................       453,155
    Mining and Metals--Container (.7%)
   32,000  Metal Mining Corporation............................................       185,316
   10,300  Oshawa Group, Ltd...................................................       152,849
                                                                                 ------------
                                                                                      791,320
                                                                                 ------------
  CHILE (.2%)
    Telecommunications (.2%)
    3,725  Compania de Telefonos de Chile ADR..................................       107,094
                                                                                 ------------
  CHINA (.4%)
    Chemicals (.4%)
  958,000  Yizheng Chemical Fibre Company......................................       205,223
                                                                                 ------------
  CZECH REPUBLIC (2.0%)
    Banking (.5%)
    8,000  Komercni Banka 144A (e).............................................       252,400

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  CZECH REPUBLIC--CONTINUED
    Energy Services (1.5%)
    9,465  Ceske Energeticke...................................................  $    344,116
    3,200  SPT Telecom (b).....................................................       380,453
                                                                                 ------------
                                                                                      976,969
                                                                                 ------------
  FINLAND (2.6%)
    Telecommunications (.8%)
    6,800  Nokia...............................................................       409,829
    Banking (.8%)
  118,000  Merita, Ltd.........................................................       405,023
    Wholesale and International Trade (1.0%)
   15,000  Amer Group (b)......................................................       311,945
   23,500  Metsa-Serla.........................................................       170,812
                                                                                 ------------
                                                                                    1,297,609
                                                                                 ------------
  FRANCE (7.2%)
    Banking (1.2%)
    9,687  Banque Nationale de Paris...........................................       430,438
    3,300  Banque Nationale de Paris ADR 144A (e)..............................       146,634
    Electrical and Electronics (.8%)
    3,205  Alcatel Alsthom.....................................................       386,069
    Multi-Industry (.5%)
    1,000  Marine Wendel.......................................................       113,707
    2,000  Pechiney SA.........................................................        81,194
      610  Bertrand Faure (b)..................................................        31,050
    Energy Sources (1.3%)
    6,470  Societe Nationale Elf Aquitaine.....................................       663,265
    Health and Personal Care (1.4%)
   20,735  Rhone-Poulenc.......................................................       701,052
    Insurance (.3%)
    2,365  Axa.................................................................       156,434
    Transportation (1.7%)
   34,053  Regie Nationale Des Usines Renault..................................       860,324
                                                                                 ------------
                                                                                    3,570,167
                                                                                 ------------
  GERMANY (2.1%)
    Banking (2.1%)
   17,950  Deutsche Bank.......................................................     1,016,713
                                                                                 ------------
  HONG KONG (4.5%)
    Banking (.3%)
    7,250  HSBC Holdings.......................................................       168,408

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  HONG KONG--CONTINUED
    Multi-Industry (2.1%)
   61,000  Hutchison Whampoa...................................................  $    458,542
  245,600  C. P. Pokphand Co., Ltd.............................................        79,236
   86,600  Jardine Matheson....................................................       502,280
    Electrical and Electronics (.2%)
   29,100  Hong Kong Aircraft Engineering Co. Ltd..............................        92,005
    Transportation (1.9%)
   45,000  Swire Pacific Class A...............................................       354,238
  158,900  Swire Pacific Class B...............................................       201,982
  102,628  Jardine Strategic Holdings..........................................       355,093
                                                                                 ------------
                                                                                    2,211,784
                                                                                 ------------
  INDIA (.3%)
    Financial Services (.3%)
   90,600  India Fund (b)......................................................       141,327
                                                                                 ------------
  INDONESIA (.8%)
    Financial Services (.5%)
   20,000  J.F. Indonesia Fund (b).............................................       258,097
    Forest Products and Paper (.3%)
  151,500  P.T. Barito Pacific Timber..........................................       132,507
                                                                                 ------------
                                                                                      390,604
                                                                                 ------------
  ITALY (1.7%)
    Telecommunications (.9%)
  193,000  Seat Spa Di Risp (b)................................................        43,268
   63,000  Sirti Spa...........................................................       390,292
    Transportation (.8%)
  126,700  Fiat Spa............................................................       402,524
                                                                                 ------------
                                                                                      836,084
                                                                                 ------------
  KOREA (.3%)
    Financial Services (.3%)
        4  Korea International Trust...........................................       126,000
                                                                                 ------------
  MEXICO (1.0%)
    Chemicals (.2%)
   48,000  Vitro...............................................................       120,197
    Mining and Metals (.6%)
   87,200  Grupo Mexico (b)....................................................       291,363

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  MEXICO--CONTINUED
    Telecommunications (.2%)
    2,800  Telefonos de Mexico ADR.............................................  $    107,800
                                                                                 ------------
                                                                                      519,360
                                                                                 ------------
  NETHERLANDS (3.4%)
    Broadcasting, Advertising and Publishing (1.2%)
   14,500  International Nederlanden Group.....................................       571,261
    Building Materials and Components (.5%)
    6,850  European Vinyls.....................................................       227,876
    Electrical and Electronics (1.1%)
   12,200  Philips Electronics.................................................       569,102
    Merchandising (.6%)
    4,320  Koninklijke Bijenkorf Beheer........................................       325,884
                                                                                 ------------
                                                                                    1,694,123
                                                                                 ------------
  NEW ZEALAND (2.7%)
    Building Materials and Components (.2%)
   27,000  Fletcher Challenge Building.........................................        80,290
    Energy Services (.1%)
   27,000  Fletcher Challenge Energy...........................................        72,786
    Forest Products and Paper (1.0%)
   54,000  Fletcher Challenge Paper............................................       109,180
   15,323  Fletcher Challenge Forestry.........................................        20,015
  171,400  Carter Holt Harvey, Ltd.............................................       363,216
    Transportation (.6%)
  100,000  Air New Zealand Ltd.................................................       272,358
    Wholesale and International Trade (.8%)
  438,750  Brierley Investments................................................       408,485
                                                                                 ------------
                                                                                    1,326,330
                                                                                 ------------
  NORWAY (2.5%)
    Energy Sources (.8%)
   23,000  Saga Petroleum......................................................       397,398
    Health and Personal Care (1.2%)
   11,700  Nycomed (b).........................................................       185,308
   25,900  Hafslund Nycomed....................................................       386,659
    Mining and Metals--Container (.5%)
   13,000  Elkem...............................................................       244,319
                                                                                 ------------
                                                                                    1,213,684
                                                                                 ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  PHILIPPINES (.3%)
    Telecommunications (.3%)
    2,650  Philippine Long Distance Telephone..................................  $    159,311
                                                                                 ------------
  PORTUGAL (.3%)
    Banking (.3%)
    9,660  Banco Portugues de Investimento.....................................       145,453
                                                                                 ------------
  SOUTH AFRICA (1.0%)
    Forest Products and Paper (.4%)
   27,478  Sappi, Ltd..........................................................       213,520
    Mining and Metals (.6%)
   17,400  Rustemburg Platinum Holdings, Ltd...................................       281,437
                                                                                 ------------
                                                                                      494,957
                                                                                 ------------
  SPAIN (5.4%)
    Banking (1.6%)
   19,600  Argentaria Corporacion Bancaria de Espanol ADR......................       426,300
    5,600  Banco Bilbao Vizcaya................................................       338,915
    Energy Sources (.9%)
   10,800  Repsol..............................................................       449,460
    Telecommunications (1.3%)
   27,000  Telefonica de Espana................................................       650,385
    Utilities--Gas and Electric (1.6%)
    3,800  Empresa Nacional de Electricidad....................................       244,720
   50,072  Iberdrola...........................................................       550,979
                                                                                 ------------
                                                                                    2,660,759
                                                                                 ------------
  SWEDEN (6.7%)
    Broadcasting, Advertising and Publishing (.2%)
    3,300  Marieberg Tidnings..................................................        90,235
    Business and Public Service (1.2%)
   24,000  Esselte.............................................................       570,239
    2,250  Naeckebro (b).......................................................        28,671
    Forest Products and Paper (.8%)
   27,000  Stora Kopparbergs Bergslags.........................................       381,686
    Health and Personal Care (2.5%)
    7,100  Astra...............................................................       334,093
   19,300  Svenska Handelsbanken...............................................       589,221
    4,600  Electrolux..........................................................       293,084
    Transportation (2.0%)
   37,000  Volvo...............................................................       992,079
                                                                                 ------------
                                                                                    3,279,308
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  SWITZERLAND (.9%)
    Electrical and Electronics (.7%)
       45  BBC Brown Boveri & Cie..............................................  $     54,039
      225  BBC Brown Boveri Ltd................................................       270,196
    Health and Personal Care (.2%)
       51  Societe Generale de Surveillance....................................       104,434
                                                                                 ------------
                                                                                      428,669
                                                                                 ------------
  THAILAND (.6%)
    Building Materials and Components (.2%)
   17,400  Siam City Cement Public Co. Ltd.....................................       102,491
    Financial Services (.4%)
   11,839  Thai Fund...........................................................       190,904
                                                                                 ------------
                                                                                      293,395
                                                                                 ------------
  UNITED KINGDOM (11.2%)
    Chemicals (1.7% )
   82,000  Courtaulds PLC......................................................       486,065
  124,800  Harrisons & Crosfield PLC...........................................       263,324
   22,000  Somerfield PLC......................................................        64,301
    Banking (.2%)
    5,681  Barclays Bank.......................................................        95,241
    Building Materials and Components (.9%)
   93,281  BICC................................................................       412,786
   10,000  Hepworth PLC(b).....................................................        41,543
    Electrical and Electronics (.4%)
   22,400  Waste Management International ADR (b)..............................        89,194
   15,500  Waste Management Inernational PLC...................................       116,250
    Energy Services (3.6%)
  220,700  BG PLC..............................................................       588,883
  152,500  Centrica PLC (b)....................................................       159,007
   57,000  British Telecommunications..........................................       416,962
   25,833  Hyder...............................................................       335,101
   25,510  Thames Water Group..................................................       277,923
    Food and Household Products (1.6%)
  531,893  Albert Fisher Group.................................................       397,383
  128,429  Hillsdown Holdings..................................................       406,999
    Merchandising (.3%)
   30,100  Kwik Save Group.....................................................       152,474
    Mining and Metals (--%)
    1,400  British Steel PLC...................................................         3,741
    Transportation (2.4%)
   17,050  BTR Nylex...........................................................        71,902

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
 SHARES                                                                            VALUE(a)
---------                                                                        ------------
  UNITED KINGDOM--CONTINUED
  128,200  Thorn PLC...........................................................  $    352,595
  170,400  BTR PLC.............................................................       745,659
                                                                                 ------------
                                                                                    5,477,333
                                                                                 ------------
           Total common stocks (cost: $27,293,462).............................    32,428,372
                                                                                 ------------
PREFERRED STOCKS (2.5%)
  ARGENTINA (.6%)
    Multi-Industry (.6 %)
    5,010  Compania de Inversiones en Telecomunications convertible preferred--
            7.00% (d)..........................................................       293,085
                                                                                 ------------
  ITALY (2.4%)
    Telecommunications (2.4%)
  193,000  Stet Spa di Risp....................................................       684,885
                                                                                 ------------
  MEXICO (.4%)
    Financial (.04%)
    5,550  Nacional Financiera ADR--11.25% (d).................................       224,775
                                                                                 ------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
   27,900  Hyder...............................................................        47,873
                                                                                 ------------
           Total preferred stocks (cost: $876,605).............................     1,250,618
                                                                                 ------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (23.6%)
  AUSTRALIA (1.1%)
    Government (1.1%)
    660,000  Australian Government (Australian Dollar)
              (c)...........................................     9.750%   03/15/02       563,133
                                                                                    ------------
  CANADA (2.8%)
    Government (2.8%)
  1,575,000  Canadian Government (Canadian Dollar) (c)......    10.250%   02/01/04     1,374,982
                                                                                    ------------
  DENMARK (2.7%)
    Government (2.7%)
  7,585,000  Kingdom of Denmark (Danish Krone) (c)..........     9.000%   11/15/00     1,342,550
                                                                                    ------------
  GERMANY (5.6%)
    Government (5.6%)
    740,000  Germany Federal Republic (Deutsch Mark)(c).....     5.250%   02/21/01       455,383
    780,000  Germany Federal Republic (Deutsch Mark)(c).....     8.750%   08/20/01       540,495
    375,000  Germany Federal Republic (Deutsch Mark)(c).....     6.000%   09/15/03       233,825
  1,915,000  Treuhandanstalt (Deutsch Mark)(c)..............     7.750%   10/01/02     1,291,747

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
 PRINCIPAL                                                                            VALUE(a)
-----------                                                                         ------------
  GERMANY--CONTINUED
    360,000  Treuhandanstalt (Deutsch Mark)(c)..............     7.125%   01/29/03  $    236,448
                                                                                    ------------
                                                                                       2,757,898
                                                                                    ------------
  HONG KONG (.7%)
    Finance (.7%)
    400,000  PIV Investment Finance (U.S. Dollar)(c)........     4.500%   12/01/00       348,500
                                                                                    ------------
  ITALY (2.3%)
    Government (2.3%)
905,000,000  Italy Government (Italian Lira)(c).............    10.500%   07/15/00       586,426
705,000,000  Buoni Poliennali Del Tes (Italian Lira)(c).....    10.500%   04/15/98       434,009
205,000,000  Buoni Poliennali Del Tes (Italian Lira)(c).....    10.500%   01/17/99       131,608
                                                                                    ------------
                                                                                       1,152,043
                                                                                    ------------
  JAPAN (3.2%)
    Finance (3.2%)
 80,000,000  Japan Development Bank (Japanese Yen)(c).......     6.500%   09/20/01       784,670
 83,000,000  International Bank (Japanese Yen)(c)...........     5.250%   03/20/02       786,861
                                                                                    ------------
                                                                                       1,571,531
                                                                                    ------------
  NEW ZEALAND (1.3%)
    Government (1.3%)
    860,000  New Zealand Government (New Zealand
              Dollar)(c)....................................    10.000%   03/15/02       647,342
                                                                                    ------------
  SPAIN (.5%)
    Government (.5%)
 31,240,000  Government of Spain (Spanish Peseta)(c)........    12.250%   03/25/00       255,438
                                                                                    ------------
  SWEDEN (1.3%)
    Government (1.3%)
  1,400,000  Sweden Kingdom (Swedish Krona)(c)..............    13.000%   06/15/01       233,230
  2,400,000  Sweden Kingdom (Swedish Krona)(c)..............    10.250%   05/05/03       375,839
                                                                                    ------------
                                                                                         609,069
                                                                                    ------------
  UNITED KINGDOM (1.7%)
    Government (1.7%)
    450,000  United Kingdom (British Sterling Pound)(c).....     9.750%   08/27/02       812,329
                                                                                    ------------
  UNITED STATES (.4%)
    Government (.4%)
    192,000  U.S. Treasury Note (U.S. Dollar)(c)............     5.125%   04/30/98       189,900
                                                                                    ------------
             Total long-term debt securities (cost: $11,888,456)..................    11,624,715
                                                                                    ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
 PRINCIPAL                                                                            VALUE(a)
-----------                                                                         ------------
SHORT-TERM SECURITIES (5.9%)
$   836,000  U.S. Treasury Bill (U.S. Dollar)(c)............     5.030%   05/01/97  $    832,496
    600,000  U.S. Treasury Bill (U.S. Dollar)(c)............     5.080%   06/05/97       594,367
  1,515,000  U.S. Treasury Bill (U.S. Dollar)(c)............     5.040%   03/06/97     1,497,745
                                                                                    ------------
             Total short-term securities (cost: $2,925,645).......................     2,924,608
                                                                                    ------------
             Total investments in securities (cost: $42,984,168)(f)...............  $ 48,228,313
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) PRIDES-Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred secuities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements.) Information concerning the illiquid securities held at March 31, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY                                               DATE        COST
     --------------------------------------------------  ----------   ---------
     Banque Nationale de Paris ADR.....................    Various    $ 131,337
     Komercni Banka....................................    Various      210,890
     VA Technologies...................................    Various      180,320
                                                                      ---------
                                                                      $ 522,547
                                                                      ---------
                                                                      ---------

(f) At March 31, 1997 the cost of securities for federal income tax purposes was $43,538,185. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $6,540,773
     Gross unrealized depreciation.....................  (1,850,645)
                                                         ----------
     Net unrealized appreciation.......................  $4,690,128
                                                         ----------
                                                         ----------

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $42,984,168)...............................................  $ 48,228,313
Cash in bank on demand deposit..............................       372,497
Receivable for investment securities sold...................     1,101,986
Accrued interest and dividends receivable...................       387,138
Unrealized depreciation on forward foreign currency
 contracts held, at value (note 4)..........................        73,360
Receivable for fund shares sold.............................        58,433
Receivable for refundable foreign income taxes withheld.....        37,178
Organizational costs (note 6)...............................        19,993
                                                              ------------
    Total assets............................................    50,278,898
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................       841,801
Payable for fund shares redeemed............................         2,411
Payable to Adviser..........................................        82,758
Unrealized depreciation on forward foreign currency
 contracts held, at value (note 4)..........................       100,530
Other payables..............................................        25,664
                                                              ------------
    Total liabilities.......................................     1,053,164
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 49,225,734
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion unallocated) of $.01 par
   value (note 1)...........................................  $     40,931
  Additional paid-in capital................................    42,861,158
  Undistributed net investment income.......................         9,255
  Accumulated net realized gains from investments...........     1,132,872
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies.............     5,181,518
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 49,225,734
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A shares.........  $ 45,454,140
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B shares.........  $    347,583
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C shares.........  $  3,424,011
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,780,004.....................  $      12.02
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 29,021........................  $      11.98
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 284,171.......................  $      12.00
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $   449,889
  Dividends (net of foreign withholding taxes of $44,077)...      295,991
                                                              -----------
      Total investment income...............................      745,880
                                                              -----------
Expenses (note 5):
  Investment advisory fee...................................      202,147
  Distribution fees--Class A................................       64,872
  Distribution fees--Class B................................          193
  Distribution fees--Class C................................       12,911
  Administrative services fee...............................       16,000
  Custodian fees............................................       44,313
  Auditing and accounting services..........................       19,848
  Legal fees................................................        4,794
  Amortization of organizational costs......................        4,137
  Directors' fees...........................................          214
  Registration fees.........................................       10,251
  Printing and shareholder reports..........................       10,457
  Insurance.................................................        1,607
                                                              -----------
      Total expenses........................................      391,744
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................      (32,436)
                                                              -----------
      Total net expenses....................................      359,308
                                                              -----------
      Investment income--net................................      386,572
                                                              -----------
Realized and unrealized gains on investments and foreign
 currencies:
  Net realized gains from:
    Investments (note 3)....................................    2,011,628
    Foreign currency transactions...........................      275,025
                                                              -----------
                                                                2,286,653
                                                              -----------
  Net change in unrealized appreciation or depreciation on:
    Investments.............................................    1,787,382
    Translation of assets and liabilities in foreign
     currencies.............................................      (85,143)
                                                              -----------
                                                                1,702,239
                                                              -----------
      Net gains on investments and foreign currencies.......    3,988,892
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,375,464
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
AND YEAR ENDED SEPTEMBER 30, 1996
(UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    386,572   $    857,493
  Net realized gains on investments and foreign
   currency transactions..........................     2,286,653        849,245
  Net change in unrealized appreciation or
   depreciation on investments and translation of
   assets and liabilities in foreign currencies...     1,702,239      1,995,086
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................     4,375,464      3,701,824
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................      (691,242)      (902,736)
    Class B.......................................        (2,500)            --
    Class C.......................................       (36,062)       (19,264)
  Net realized gains on investments:
    Class A.......................................    (1,300,800)      (634,933)
    Class B.......................................            --             --
    Class C.......................................       (72,329)        (8,696)
                                                    ------------   ------------
      Total distributions.........................    (2,102,933)    (1,565,629)
                                                    ------------   ------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A.......................................     3,255,370      7,982,293
    Class B.......................................       345,563             --
    Class C.......................................     1,615,317      1,560,752
  Shares issued as a result of reinvested
   dividends:
    Class A.......................................     1,114,182        396,003
    Class B.......................................         2,500             --
    Class C.......................................        99,545         26,804
  Payments for redemption of shares:
    Class A.......................................    (1,460,937)    (1,025,826)
    Class B.......................................            --             --
    Class C.......................................      (210,139)      (163,009)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     4,761,401      8,777,017
                                                    ------------   ------------
      Total increase in net assets................     7,033,932     10,913,212
Net assets at beginning of period.................    42,191,802     31,278,590
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $9,255 and
 $348,350, respectively)..........................  $ 49,225,734   $ 42,191,802
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus International Balanced Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC International Balanced Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter: market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other then investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease additional paid-in capital and increase undistributed net investment income by $4,137.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1997 purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $19,411,478 and $17,072,677, respectively.

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On March 31, 1997, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE         CURRENCY TO               CURRENCY TO          UNREALIZED     UNREALIZED
   DATE           BE DELIVERED              BE RECEIVED         APPRECIATION   DEPRECIATION
----------  ------------------------  ------------------------  -------------  -------------
  4/7/97          360,545  US$              459,000  AUD         $       220    $        --
  4/8/97          446,830  US$              766,000  DEM              11,441             --
 4/14/97          587,294  US$            1,000,000  DEM              13,523             --
 4/21/97          231,303  US$              390,000  DEM               2,020             --
  4/8/97          232,039  US$              390,000  DEM               1,284             --
  4/7/97          326,419  US$              470,000  NZD               1,632             --
 4/15/97          547,635  US$              700,000  AUD               2,550             --
  4/2/97            2,215  US$                2,822  AUD                   4             --
  4/2/97          547,736  US$              700,000  AUD               2,449             --
  4/7/97          472,000  NZD              330,362  US$               2,311             --
  4/7/97          459,000  AUD              360,049  US$                  --            715
  4/8/97        3,867,000  DEM            2,261,404  US$                  --         52,087
 4/14/97      200,011,000  JPY            1,647,741  US$              31,490             --
 4/14/97        1,000,000  DEM              585,172  US$                  --         13,093
 4/15/97          700,000  AUD              553,700  US$               3,515             --
  4/8/97        1,700,000  DEM            1,001,178  US$                  --         15,873
 4/21/97          390,000  DEM              233,449  US$                 126             --
 4/24/97        1,300,000  DEM              769,550  US$                  --          8,195
  7/7/97          774,000  DEM              463,418  US$                  --          7,385
  7/8/97        1,000,000  DEM              601,612  US$                 795             --
  7/7/97          400,000  DEM              239,507  US$                  --            820
  4/2/97          700,000  AUD              547,824  US$                  --          2,362
                                                                -------------  -------------
                                                                 $    73,360    $   100,530
                                                                -------------  -------------
                                                                -------------  -------------

AUD     Australian Dollar
JPY     Japanese Yen
DEM     German Deutch Mark
NZD     New Zealand Dollar
US$     United States Dollar

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent Minnesota Mutual. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million. Fees under the new agreement with Advantus Capital are the same as under the old agreement with MIMLIC Management.

    On February 14, 1995 shareholders of the Fund also approved a new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million. Fees under the new sub-advisory agreement between Advantus Capital and Templeton are the same as the old agreement between MIMLIC Management and Templeton. The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plan provides for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent. MIMLIC Sales waived Class A distribution fees in the amount of $53,123 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1997 the administrative services fee for the Fund was $2,500 per month. Effective February 1, 1997 the administrative services fee is $3,000 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $133,158.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,547,118              67.4%
Class B.................................              839               2.9%
Class C.................................            1,109                .4%

    During the period ended March 31, 1997, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,794.

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs wilt be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 (period from January 31, 1997, commencement of operations, to March 31, 1997 for Class B):

                                                                       CLASS A           CLASS B          CLASS C
                                                                ---------------------  -----------  --------------------
                                                                   1997       1996        1997        1997       1996
                                                                ----------  ---------  -----------  ---------  ---------
Sold..........................................................     272,818    724,776      28,812     134,415    140,775
Issued for reinvested distributions...........................      94,509     36,110         209       8,510      2,460
Redeemed......................................................    (122,770)   (93,685)         --     (17,626)   (14,985)
                                                                ----------  ---------  -----------  ---------  ---------
                                                                   244,557    667,201      29,021     125,299    128,250
                                                                ----------  ---------  -----------  ---------  ---------
                                                                ----------  ---------  -----------  ---------  ---------

(8) ILLIQUID SECURITIES
    At March 31, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of illiquid securities held by the Fund at March 31, 1997 was $680,419 which represents 1.4% of net assets.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(9) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                       CLASS A
                                ------------------------------------------------------
                                 PERIOD FROM                             PERIOD FROM
                                 OCTOBER 1,     YEAR ENDED SEPTEMBER    SEPTEMBER 16,
                                   1996 TO              30,              1994(B) TO
                                  MARCH 31,    ----------------------   SEPTEMBER 30,
                                    1997         1996       1995(A)         1994
                                -------------  ---------  -----------  ---------------
Net asset value, beginning of
 period.......................    $   11.42    $   10.79   $   10.34      $   10.54
                                -------------  ---------  -----------  ---------------
Income from investment
 operations:
  Net investment income.......          .10          .25         .20            .01
  Net gains or losses on
   securities (both realized
   and unrealized)............         1.05          .87         .56           (.21)
                                -------------  ---------  -----------  ---------------
    Total from investment
     operations...............         1.15         1.12         .76           (.20)
                                -------------  ---------  -----------  ---------------
Less distributions:
  Dividends from net
   investment income..........         (.27)        (.28)       (.19)            --
  Distributions from capital
   gains......................         (.28)        (.21)       (.12)            --
                                -------------  ---------  -----------  ---------------
    Total distributions.......         (.55)        (.49)       (.31)            --
                                -------------  ---------  -----------  ---------------
Net asset value, end of
 period.......................    $   12.02    $   11.42   $   10.79      $   10.34
                                -------------  ---------  -----------  ---------------
                                -------------  ---------  -----------  ---------------
Total return(c)...............         10.2%(j)      10.7%        7.4%         (1.9)%(d)
Net assets, end of period (in
 thousands)...................    $  45,454    $  40,381   $  30,949      $  15,430
Ratio of expenses to average
 daily net assets (f).........         1.51%(h)      1.85%       2.08%           .47%(g)
Ratio of net investment income
 to average daily net assets
 (f)..........................         1.72%(h)      2.39%       2.22%           .14  %(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................         39.6%        56.1%       52.0%           12.1  %
Average commission rate on
 common stock
 transactions (i).............  $     .0135    $   .0189         N/A             N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Distributor and Adviser voluntarily waived or absorbed $32,436, $53,123, $56,482 and $4,034 in expenses for the period ended March 31, 1997, the years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net asses would have been 1.66%, 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 1.57%, 2.24%, 2.00% and .12%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.61% and 3.00%, respectively and the ratio of net investment income to average daily net assets would have been 1.15% and 1.32% shares, respectively for the year ended September 30,1996 and the period ended September 30, 1995.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                  CLASS B                         CLASS C
                                ------------  -----------------------------------------------
                                PERIOD FROM    PERIOD FROM                      PERIOD FROM
                                JANUARY 31,    OCTOBER 1,                        MARCH 1,
                                 1997(B) TO      1996 TO       YEAR ENDED       1995(B) TO
                                  MARCH 31      MARCH 31      SEPTEMBER 30,    SEPTEMBER 30,
                                    1997          1997            1996             1995
                                ------------  -------------  ---------------  ---------------
Net asset value, beginning of
 period.......................   $    11.95     $   11.40       $   10.77        $    9.95
                                ------------  -------------       -------          -------
Income from investment
 operations:
  Net investment income.......          .42           .42             .15              .11
  Net gains or losses on
   securities (both realized
   and unrealized)............         (.17)          .68             .89              .91
                                ------------  -------------       -------          -------
    Total from investment
     operations...............          .25          1.10            1.04             1.02
                                ------------  -------------       -------          -------
Less distributions:
  Dividends from net
   investment income..........         (.22)         (.22)           (.20)            (.13)
  Distributions from capital
   gains......................           --          (.28)           (.21)            (.07)
                                ------------  -------------       -------          -------
    Total distributions.......         (.22)         (.50)           (.41)            (.20)
                                ------------  -------------       -------          -------
Net asset value, end of
 period.......................   $    11.98     $   12.00       $   11.40        $   10.77
                                ------------  -------------       -------          -------
                                ------------  -------------       -------          -------
Total return(c)...............          1.1%(k)         9.8%(j)          9.9%         10.3%(e)
Net assets, end of period (in
 thousands)...................   $      348     $   3,424       $   1,811        $     330
Ratio of expenses to average
 daily net assets (f).........         2.36%(h)        2.36%(h)         2.61%         2.93%(h)
Ratio of net investment income
 to average daily net assets
 (f)..........................          .95%(h)         .95%(h)         1.15%         1.39%(h)
Portfolio turnover rate
 (excluding short-term
 securities)..................         39.6%         39.6%           56.1%            52.0%
Average commission rate on
 common stock
 transactions (i).............   $    .0135     $   .0135       $   .0189              N/A

----------
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h) Adjusted to an annual basis.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of common stocks by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.
(j) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(k) Total return is presented for the period from January 31, 1997, commencement of operations, to March 31, 1997.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans-The Automatic Investment Plan-allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48650 5-97